EXHIBIT 10.19

                COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS
                              FOR FISCAL YEAR 2006

         The Buffalo Wild Wings, Inc. Board of Directors, based on recommendations from the Compensation Committee, set the 2006 fiscal year base salaries and restricted stock unit grants for the executive officers and determined the amount of incentive bonus for each executive officer based on 2005 performance as set forth below.
In addition, the executive officers participate in our 401(k) plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements which are filed as exhibits to our Form 10-K for the year ended December 25, 2005.


                                                      2006 ANNUAL        2005 INCENTIVE        2006 RESTRICTED
EXECUTIVE OFFICER AND TITLE                           BASE SALARY        BONUS                 STOCK UNITS*

Sally J. Smith                                           $450,000         $254,520              13,314
Chief Executive Officer and
     President


Mary J. Twinem                                           $280,000         $159,075               8,284
Executive Vice President, Chief Financial
     Officer and Treasurer


Emil Lee Sanders                                         $215,000          $96,732               5,089
Senior Vice President, Development and
     Franchising


James M. Schmidt                                         $215,000         $102,126               5,089
Senior Vice President and
     General Counsel


Judith A. Shoulak                                        $230,000         $105,945               5,444
Senior Vice President, Operations


Kathleen M. Benning                                      $210,000          $92,126               4,970
Senior Vice President, Marketing and Brand
     Development


Craig W. Donoghue                                        $190,000          $80,610               4,497
Senior Vice President, Information Systems


*These restricted stock units were granted as of December 26, 2005 and vest to the extent of 33-1/3% on the last day of each fiscal year, and the risks of forfeiture lapse as to such increment if the company achieves 95% of the earnings target established by the Board of Directors.